SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 23, 2014 (September 19, 2014)

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-15931	98-0695811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kuanggong Road and Tiyu Road, 10th Floor,

ChengshiXin Yong She, Tiyu Road,

Xinhua District, Pingdingshan, Henan Province

People’s Republic of China

467000

(Address of principal executive offices and zip code)

+86-3752882999
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Sinocoking Coal & Coke Chemical Industries, Inc. (the “Company”) commenced its previously scheduled special meeting of shareholders at 10:00 a.m. (China local time) on September 19, 2014, at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China. A majority of the Company’s outstanding shares of common stock represented in person or by proxy at the meeting voted to adjourn the meeting because the total votes cast by the Company’s outstanding shares of common stock entitled to vote at the special meeting were insufficient in number to amend the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Clean Synthetic Technologies Corp. The favorable vote of the majority of the Company’s outstanding shares of common stock entitled to vote, in person or by proxy, at the special meeting, which number was 10,560,687 shares, was required to approve the amendment to the Company’s Articles of Incorporation to change the name of the Company.

The following tables reflect the tabulation of the voting results with respect to each proposal submitted to a vote of the Company’s shareholders at the special meeting of shareholders. Abstentions were counted as present for the purpose of establishing a quorum, but were not treated as votes cast on each respective proposal.

  PROPOSAL 1: Change Name of the Company to Clean Synthetic Technologies Corp.

a. To consider and vote on a proposal to amend the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Clean Synthetic Technologies Corp. A vote of approximately 99.96% of the votes cast (excluding abstentions and broker non-votes) voted in favor of the proposal, but such vote was insufficient to approve the proposal, which required an absolute majority of eligible shares. The tabulation of the voting results is as follows:

For		Withheld		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number	Percentage
8,340,304	99.95%	3,462	0.04%	851	0.01%

  PROPOSAL 2: Adjournment of the Special Meeting

a. To consider and vote on a proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to change the name of the Company. The proposal was approved by a vote of approximately 99.85% of the votes cast (excluding abstentions and broker non-votes). The tabulation of the voting results is as follows:

For		Withheld		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number	Percentage
8,322,970	99.74%	12,240	0.15%	9,407	0.11%

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 23, 2014	SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

	By:	/s/ Jianhua Lv
	Name:	Jianhua Lv
	Its:	Chief Executive Officer